SECOND AMENDMENT TO SECOND AMENDED AND RESTATED limited partnership agreement of olympus communications, l.p.


         THIS SECOND AMENDMENT dated as of June 27, 1996 to the Second Amended and Restated Limited Partnership Agreement of Olympus Communications, L.P. made as of the 28th day of February, 1995 by and among ACP Holdings, Inc., a Delaware corporation ("ACP"), as the managing general partner, ACP, as a Preferred Limited Partner, Cable GP, Inc., a Florida corporation ("Cable GP"), as a general partner, Cable LP III, Inc., a Florida corporation ("Cable LP III") as a Limited Partner, Cable LP III, as a Preferred Limited Partner, and Cable LP III, as a Senior Limited Partner.
         WHEREAS, ACP, CABLE GP AND CABLE LP III ARE PARTIES TO THE SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF OLYMPUS COMMUNICATIONS, L.P. (THE "OLYMPUS PARTNERSHIP AGREEMENT"), DATED AS OF FEBRUARY
28, 1995;
         WHEREAS, ACP, CABLE GP AND CABLE LP III ACKNOWLEDGE THAT THEY HAVE EXECUTED TWO SEPARATE FIRST AMENDMENTS TO THE OLYMPUS PARTNERSHIP AGREEMENT, ONE OF WHICH IS DATED EFFECTIVE AS OF SEPTEMBER 1, 1995 AND ONE OF WHICH IS DATED AS OF MARCH 29, 1996; AND

         WHEREAS, ACP, CABLE GP AND CABLE LP III NOW RECOGNIZE THAT SECTION 4 OF THE FIRST AMENDMENT DATED AS OF MARCH 29, 1996 TO THE OLYMPUS PARTNERSHIP AGREEMENT DOES NOT PROPERLY REFLECT THE INTENTIONS AND AGREEMENTS OF THE PARTIES.
         NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED HEREIN, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND HEREBY, DO COVENANT AND AGREE TO BE BOUND BY THE TERMS OF THIS AMENDMENT.

I.       DEFINITIONS.  DEFINED TERMS HEREIN WHICH ARE NOT OTHERWISE
DEFINED SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE OLYMPUS PARTNERSHIP AGREEMENT.
         A. FIRST AMENDMENTS TO THE OLYMPUS PARTNERSHIP AGREEMENT. THE PARTIES ACKNOWLEDGE AND AGREE THAT EACH OF THE FIRST AMENDMENTS TO THE OLYMPUS PARTNERSHIP AGREEMENT REFERRED TO ABOVE ARE EFFECTIVE AND IN FULL FORCE AND EFFECT, EXCEPT AS EXPRESSLY MODIFIED BY THIS SECOND AMENDMENT.

         B. DISTRIBUTION TO ACP. SECTION 4 OF THE FIRST AMENDMENT DATED AS OF MARCH 29, 1996 TO THE OLYMPUS PARTNERSHIP AGREEMENT IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

         DISTRIBUTION TO ACP. NOTWITHSTANDING THE PROVISIONS OF SECTION 7.3 OF THE OLYMPUS PARTNERSHIP AGREEMENT, THE PARTIES AGREE THAT THE PARTNERSHIP SHALL MAKE A DISTRIBUTION ON MARCH 29, 1996 TO

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         ACP OF $40,000,000 IN PAYMENT OF ACCRUED UNPAID PRIORITY RETURN ON THE
         PREFERRED LIMITED PARTNER INTERESTS AND A RETURN OF PREFERRED LIMITED PARTNER INTERESTS. FURTHER, THE PARTIES AGREE THAT THE CABLE LP III PREFERRED LIMITED PARTNER CAPITAL ACCOUNT AND ACCRUED UNPAID PRIORITY RETURN ON PREFERRED LIMITED PARTNER INTEREST SHALL BE REDUCED BY $20,000,000 SO THAT THE RATIO OF (I) ACP'S PREFERRED LIMITED PARTNER CAPITAL ACCOUNT PLUS THE ACCRUED UNPAID PRIORITY RETURN ON PREFERRED LIMITED PARTNER INTERESTS HELD BY ACP TO (II) CABLE LP III'S PREFERRED LIMITED PARTNER CAPITAL ACCOUNT PLUS THE ACCRUED UNPAID PRIORITY RETURN ON THE PREFERRED LIMITED PARTNER INTERESTS HELD BY CABLE LP III SHALL REMAIN AT THE RATIO OF 2 TO 1.


EFFECTIVE
DATE.

(A) THE AMENDMENTS MADE BY THIS AMENDMENT SHALL BE EFFECTIVE AS OF MARCH 29,
1996.

(B) EXCEPT AS AMENDED BY THIS SECOND AMENDMENT AND THE FIRST AMENDMENTS REFERRED TO HEREIN, THE OLYMPUS PARTNERSHIP AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

5. COUNTERPARTS. THE PARTIES HERETO MAY EXECUTE THIS AMENDMENT IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN EXECUTED AND DELIVERED SHALL BE AN ORIGINAL; BUT ALL SUCH COUNTERPARTS SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT. DELIVERY OF EXECUTED SIGNATURE PAGES HEREOF BY FACSIMILE TRANSMISSION SHALL CONSTITUTE EFFECTIVE AND BINDING EXECUTION AND DELIVERY HEREOF.

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IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS SECOND AGREEMENT BY
THEIR DULY AUTHORIZED OFFICERS OR ATTORNEYS-IN-FACT AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.


MANAGING GENERAL PARTNER:

ACP HOLDINGS, INC.



BY: /S/ JAMES BROWN
NAME:
TITLE: VICE PRESIDENT - FINANCE


GENERAL PARTNER:

CABLE GP, INC.


BY: /S/ L.J. GELBER
NAME:
TITLE: VICE PRESIDENT


LIMITED PARTNER:

CABLE LP III, INC.


BY: /S/ L.J. GELBER
NAME:
TITLE: VICE PRESIDENT





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PREFERRED LIMITED PARTNERS:

ACP HOLDINGS, INC.



BY: /S/ JAMES BROWN
NAME:
TITLE: VICE PRESIDENT - FINANCE



CABLE GP, INC.


BY: /S/ L.J. GELBER
NAME:
TITLE: VICE PRESIDENT


SENIOR LIMITED PARTNER:

CABLE LP III, INC.


BY: /S/ L.J. GELBER
NAME:
TITLE: VICE PRESIDENT